SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2012 (July 21, 2012)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 23, 2012, Flowers Foods, Inc. (“Flowers”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on July 21, 2012 Flowers completed its previously announced acquisition of Lepage Bakeries, Inc. (“Lepage”) and certain of Lepage’s affiliated companies for cash and shares of Flowers common stock.

Pursuant to the Acquisition Agreement dated May 31, 2012 (the “Acquisition Agreement”), by and among Flowers, Lobsterco I, LLC, a Maine single-member limited liability company and indirect wholly owned subsidiary of Flowers (“Lobsterco I”), Lepage, RAL, Inc., a Maine corporation (“RAL”), Bakeast Company, a Maine general partnership (“Bakeast Partnership”), Bakeast Holdings, Inc., a Delaware corporation (“Bakeast Holdings,” and collectively with Lepage, RAL and Bakeast Partnership, the “Acquired Entities”), and the equityholders of the Acquired Entities named in the Acquisition Agreement (collectively, the “Equityholders”), Lobsterco I purchased from the Equityholders all of the issued and outstanding shares of the Acquired Entities in exchange for approximately $320 million in cash and deferred cash payments.

Pursuant to the Agreement and Plan of Merger dated May 31, 2012 (the “Merger Agreement”), by and among Flowers, Lobsterco II, LLC, a Maine single-member limited liability company and indirect wholly owned subsidiary of Flowers (“Lobsterco II”), Aarow Leasing, Inc., a Maine corporation (“Aarow”), The Everest Company, Incorporated, a Maine corporation (“Everest,” and together with Aarow, the “Acquired Companies”), and the Shareholders, the Acquired Companies merged with and into Lobsterco II (the “Merger”) and all of the issued and outstanding shares of common stock of the Acquired Companies were exchanged for 2,178,648 shares of Flowers common stock.

The descriptions of the transactions consummated pursuant to the Acquisition Agreement and Merger Agreement contained herein do not purport to be complete and are qualified in their entirety by reference to the full texts of the Acquisition Agreement and the Merger Agreement, which were filed as Exhibits 2.1 and 2.2, respectively, to the Initial Form 8-K filed on June 1, 2012, and incorporated herein by reference.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide the financial statements described in Item 9.01 below that were not previously filed with the Initial Form 8-K and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Lepage and certain of its affiliated companies as of and for the year ended December 31, 2011, including the report of the independent registered public accounting firm, are attached as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Lepage and certain of its affiliated companies as of and for the quarter ended April 21, 2012 are attached as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of Flowers Foods, Inc. giving effect to the acquisition of Lepage and certain of its affiliated companies and certain adjustments is attached as Exhibit 99.3 and is incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 21, 2012;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011; and

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the sixteen weeks ended April 21, 2012.

(c) Exhibits.

        Statements contained in this Current Report on Form 8-K/A and the exhibits filed herewith that are not historical facts are forward-looking statements. These forward-looking statements include, among others, statements regarding the integration of Lepage and its affiliated companies, the expected benefits and costs of the Lepage acquisition, Flowers’ plans regarding the Lepage acquisition, the future financing and accounting impact of the Lepage acquisition and any statements of belief or assumptions underlying any of the foregoing. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. Other factors that may cause actual results to differ from the forward-looking statements contained in this release and that may affect the company’s prospects in general include, but are not limited to, (a) the possibility that expected costs and benefits of the Lepage acquisition may not materialize as expected or the failure of Flowers to successfully integrate the Lepage business or realize synergies, (b) competitive conditions in the baked foods industry, including promotional and price competition, (c) changes in consumer demand for our products, (d) the success of productivity improvements and new product introductions, (e) a significant reduction in business with any of our major customers including a reduction from adverse developments in any of our customer’s business, (f) fluctuations in commodity pricing, (g) our ability to fully integrate recent acquisitions into our business, and (h) our ability to achieve cash flow from capital expenditures and acquisitions and the availability of new acquisitions that build shareholder value.

In addition, our results may also be affected by general factors such as economic and business conditions (including the baked foods markets), interest and inflation rates and such other factors as are described in the company’s filings with the Securities and Exchange Commission.

Exhibit Number	Description

23.1	Consent of Berry, Dunn, McNeil & Parker, LLC, Independent Registered Public Accounting Firm.

99.1	Lepage Audited Consolidated Financial Statements for the Year Ended December 31, 2011 and notes thereto.

99.2	Lepage Unaudited Condensed Consolidated Financial Statements for the Sixteen Weeks Ended April 21, 2012 and notes thereto.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name: R. Steve Kinsey
Title: Executive Vice President and Chief Financial Officer

Date: October 4, 2012

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Berry, Dunn, McNeil & Parker, LLC, Independent Registered Public Accounting Firm.

99.1	Lepage Audited Consolidated Financial Statements for the Year Ended December 31, 2011 and notes thereto.

99.2	Lepage Unaudited Condensed Consolidated Financial Statements for the Sixteen Weeks Ended April 21, 2012 and notes thereto.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information and notes thereto.

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